EXHIBIT 99.1

Aurora Oil & Gas Corporation Provides Update to Bankruptcy Proceedings

TRAVERSE CITY, MICHIGAN, July 21, 2009 – Aurora Oil & Gas Corporation (PinkSheets: AOGS) today provided an update on its bankruptcy proceedings related to Aurora and those of its subsidiary, Hudson Pipeline & Processing Co., LLC (together, the “Companies”).

On July 13, 2009, the Companies filed various “first day” motions and applications.  At a hearing before the Bankruptcy Court on July 15, 2009, to consider certain of those motions, the Companies obtained approval, among other things, of three key motions.

First, the Court entered what is commonly referred to as a “Cash Collateral Order” (specifically, the Interim Order (i) Authorizing the Debtors’ use of Cash Collateral, (ii) Granting Replacement Liens, Adequate Protection and Administrative Expense Priority to Certain Prepetition Lenders and (iii) Scheduling a Final Hearing Pursuant to Bankruptcy Rule 4001).  This order authorizes the Companies, among other things, to use its existing cash balances and cash in-flows for disbursements according to a budget.

Second, the Court entered the Interim Order on Motion for Establishing Notification and Hearing Procedures for Trading in Equity Securities.  This order requires existing or potential substantial owners of the Company’s stock to provide notice of holdings, and provide notice of potential sales or purchases, and it allows the Company, if the Court approves, to restrict, in specified circumstances, certain potential transactions by a substantial shareholder.  Each substantial shareholder must provide advance notice of its intent to buy or sell common stock prior to effectuating any such purchase or sale.  For these purposes, a substantial shareholder is defined as a person or entity that beneficially owns or, as a result of a purchase or sale transaction, would beneficially own, at least 4.5 million shares (including options to acquire shares) of the Company’s common stock.

A hearing to consider approval of each of these Interim Orders on a final basis is presently scheduled for August 5, 2009, with any objections due by July 31, 2009.

Lastly, the Court entered the Order on Motion for Granting Authority to Limit Notice and to Establish Notice Procedures.  This Order authorizes the Company to notify certain limited parties and set forth procedures by which to inform those parties of certain matters governed by Bankruptcy Rule 2002.  Parties not included in the limited list of notice parties that wish to request notice must file a request pursuant to Bankruptcy Rule 2002.

These descriptions of the various Orders are not considered complete descriptions, but are instead summaries for the purpose of this press release.  The entire text of the Orders is provided in Form 8-K, filed with the Securities and Exchange Commission on July 20, 2009 and can be found (along with all other pleadings) at http://www.donlinrecano.com/aurora.

About Aurora Oil & Gas Corporation

Aurora Oil & Gas Corporation is an independent energy company focused on unconventional natural gas exploration, acquisition, development and production, with its primary operations in the Antrim Shale of Michigan, the New Albany Shale of Indiana and Kentucky.

Cautionary Note on Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In particular, statements by Aurora Oil & Gas Corporation and its subsidiaries (the “Company”) regarding future events and developments and the Company’s future performance, including statements regarding proceedings relating to the Company’s petitions for relief under chapter 11 of Title 11 of the United States Code and the Company’s operations and funding during the chapter 11 process, and any restructuring agreements or consensual plans with the Company’s lenders, as well as other statements of management’s intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements in some cases can be identified by their being preceded by, followed by or containing words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” and other similar expressions. Forward-looking statements are based on assumptions and assessments made by the Company’s management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Any forward-looking statements are not guarantees of the Company’s future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements. Except as required by law, Aurora undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Such statements include those relating to: forecasts of the Company’s ability to reach a consensual plan with its lenders, successfully reorganize and emerge from bankruptcy; estimated financial results; liquidity needs; and, the Company’s ability to finance the Company’s working capital requirements.

Investors are cautioned that all forward-looking statements involve risks and uncertainties including without limitation the Company’s ability to continue as a going concern; the Company’s ability to obtain debtor-in-possession (DIP) financing or authorization to use cash collateral on a final basis to fund the Company’s working capital or other needs; the Company’s ability to obtain Court approval with respect to motions in the chapter 11 cases prosecuted by the Company from time to time; the Company’s ability to develop, prosecute, confirm and consummate a plan of reorganization with respect to the Company’s bankruptcy cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period that the Company has to propose and confirm a plan of reorganization, for the appointment of a chapter 11 trustee or examiner or to convert the Company’s bankruptcy cases to cases under chapter 7 of the U.S. Bankruptcy Code; the Company’s ability to obtain and maintain normal terms with vendors, service providers, and leaseholders and to obtain orders authorizing payments to such parties; the Company’s ability to maintain contracts that are critical to its operations; the potential adverse impact of the Company’s bankruptcy cases on the Company’s liquidity or results of operations; the Company’s ability to fund and execute its business plan; the Company’s ability to attract, motivate and retain key executives and employees; the Company’s ability to enter into hedging contracts; general market conditions; adverse capital and credit market conditions; the costs and accidental risks inherent in exploring and developing new oil and natural gas reserves; the price for which such reserves and production can be sold; fluctuation in prices of oil and natural gas; the uncertainties inherent in estimating quantities of proved reserves and cash flows; competition; actions by third party co-owners in properties in which the Company also owns an interest; acquisitions of properties and businesses; operating hazards; environmental concerns affecting the drilling of oil and natural gas wells; impairment of oil and natural gas properties due to depletion, low oil and gas prices, or other causes; and hedging decisions, including whether or not to hedge. Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities and the Company’s common stock. No assurance can be given as to what values, if any, will be ascribed in the chapter 11 cases to each of these constituencies. No assurance can be given that there will be any remaining value for shareholders if and when the Company emerges from bankruptcy.  Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

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Contact:

Aurora Oil & Gas Corporation
Jeffrey W. Deneau, Investor Relations
(231) 941-0073 x 154
www.auroraogc.com

Source: Aurora Oil & Gas Corporation